Exhibit 24

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Joseph A. Lucarelli
                                         -----------------------
                                         Joseph A. Lucarelli

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Anthony J. Marinello
                                         -------------------------------
                                         Anthony J. Marinello, M.D., PhD

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Thomas O. Maggs
                                         -------------------
                                         Thomas O. Maggs

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Robert A. McCormick
                                         -----------------------
                                         Robert A. McCormick

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ William D. Powers
                                         ---------------------
                                         William D. Powers

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ William J. Purdy
                                         --------------------
                                         William J. Purdy

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Robert J. McCormick
                                         -----------------------
                                         Robert J. McCormick

                              POWER OF ATTORNEY
                       1933 ACT REGISTRATION STATEMENT
                                     for
                          DIVIDEND REINVESTMENT PLAN
                                      of
                             TRUSTCO BANK CORP NY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT J. McCORMICK, ROBERT T. CUSHING and THOMAS M. POITRAS, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be filed, with the Securities and Exchange Commission, any registration statement or statements on Form S-3 under the Securities Act of 1933, as amended, relating to the issuance of shares of any class of stock or other securities of TrustCo in connection with TrustCo's Dividend Reinvestment Plan, or the issuance of any interests in such plan, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     Dated: September 18, 2007


                                         /s/ Robert T. Cushing
                                         ---------------------
                                         Robert T. Cushing